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                                                    EXHIBIT 10.83

     THIS INDEMNIFICATION AGREEMENT, dated as of January 12, 1999, (hereinafter referred to as the "Agreement"), is entered into by and among TPSS Acquisition Corporation, an Ohio corporation (hereinafter referred to as "Purchaser"), and William Ciralsky, having an address at 2504 Edgehill Road, Toledo, Ohio, (hereinafter referred to as the "Shareholder").

                            RECITALS:

     A.   WHEREAS, William Ciralsky, as Trustee of Self-
Determination of Trust dated December 5, 1985 and as amended July
31, 1992, is the sole shareholder of Toledo Pickling & Steel
Sales, Inc. ("Toledo Pickling");

     B. WHEREAS, Toledo Pickling is selling substantially all of its assets to Purchaser pursuant to a certain Asset Purchase Agreement ("Asset Purchase Agreement") dated as of December 31, 1998, by and between Toledo Pickling, as seller, and Purchaser, as buyer, and, pursuant to the terms and conditions of such Asset Purchase Agreement, Purchaser is assuming certain liabilities of Toledo Pickling,

     C. WHEREAS, Purchaser, as a condition to the purchase of the assets pursuant to the Asset Purchase Agreement, shall not assume certain liabilities detailed in Schedule 3.21 of the Asset
Purchase Agreement,

     D. WHEREAS, Shareholder, as a condition to the sale of the assets pursuant to the Asset Purchase Agreement, seeks indemnification with regard to certain contracts which Purchaser specifically is not assuming on Schedule 3.21 of the Asset Purchase Agreement,

     NOW, THEREFORE, in consideration of the premises, the mutual promises and covenants hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Shareholder and Purchaser hereby agree as follows:

     1. Recitals. The recitals set forth above are hereby incorporated as terms and provisions hereof.

     2. Indemnification. Subject to the terms of this Agreement, Purchaser shall indemnify and hold harmless Shareholder, in his individual capacity, any liability he personally has solely with regard to any contract or lease in Schedule 3.21 (which is attached and fully incorporated herein) of the Asset Purchase Agreement that Purchaser is not assuming. Shareholder shall provide notice to Purchaser of any claim, suit or other action, whether brought or threatened, immediately upon becoming aware of such action. In the event of any claim, suit or other action brought or threatened against Shareholder, Purchaser, in its sole discretion, shall have the right to determine whether it shall


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personally defend such action itself or reimburse Shareholder for his reasonable costs and expenses related to his defense of such claim, suit or other action. Shareholder shall not compromise or settle such litigation without the express, written approval of Purchaser.

     3. Best Efforts. In the event that Purchaser is required to defend Shareholder under the terms of this Agreement, Shareholder shall exercise his best efforts to fully assist and cooperate with Purchaser in such undertaking in his capacity of an officer of Toledo Pickling and as an employee of TPSS
Acquisition Corporation.

     4. Representation of Shareholder. Shareholder hereby represents that he has not personally guaranteed, in writing or otherwise, any of the contracts or leases that are a part of
Schedule 3.21 of the Asset Purchase Agreement, except items number 2 and 23 as noted thereon.

     5. Confidentiality of Agreement. Shareholder acknowledges that the existence and content of this Agreement is confidential as between the parties hereto and Toledo Pickling, whose confidentiality shall not be breached provided that disclosure may be made to Shareholder's attorneys, accountants, financial advisors and lenders. Except as provided herein, Shareholder warrants that he shall not disclose, in any manner, to any individual or entity, including, but not limited to the parties set forth on Schedule 3.21 of the Asset Purchase Agreement, the existence of this Agreement nor the terms or content contained herein. Should Shareholder be required to disclose this Agreement or any of the terms hereunder by subpoena or receipt of subpoena of a court of competent jurisdiction, he shall first notify Purchaser immediately upon notice of such a court order, and allow Purchaser to defend such order if it so chooses.
Should Shareholder fail to comply with any of the material terms under this paragraph the entirety of this Agreement shall become null and void.

     6. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     7.   Amendments in Writing; No Waiver; Cumulative Remedies.

               (a)  None of the terms or provisions of this
               Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Purchaser and Shareholder.

               (b) Purchaser shall not by any act (except by a written instrument pursuant to Section 7(a) hereof), be deemed to delay, indulge, omit or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising on the part of Purchaser, any right,


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               power or privilege hereunder shall operate as a
               waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Purchaser of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Purchaser would otherwise have on any future occasion.

               (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

     8. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

     9. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of Purchaser and shall inure to the benefit of Purchaser and its successors and assigns.
Shareholder may not assign any of his rights or obligations under this Agreement.

     10. Governing Law; Submission to Jurisdiction; Venue. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF OHIO. THE PARITES HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF OHIO AND THE UNITED STATES DISTRICT COURT LOCATED IN THE SOUTHERN DISTRICT OF OHIO, AND WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED MAIL AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE PARTIES HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE PARTIES AND/OR ANY OF THEIR AFFILIATES TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHTS OF THE PARTIES AND/OR ANY OF THIER AFFILIATES TO BRING ANY ACTION OR PROCEEDING AGAINST THE OTHER SHAREHOLDER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION. THE PARTIES HEREBY AGREE THAT THE EXCLUSIVE AND APPROPRIATE FORUMS FOR ANY DISPUTE HEREUNDER ARE THE COURTS OF THE STATE OF OHIO AND THE UNITED STATES DISTRICT COURT LOCATED IN THE SOUTHERN DISTRICT OF OHIO AND AGREE NOT TO INSTITUTE ANY ACTION IN ANY OTHER FORUM. THE PARTIES HEREBY WAIVE ANY RIGHT TO HAVE A JURY


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PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN
CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

     11. Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall constitute a binding and enforceable agreement with respect to each party. Signatures received via facsimile shall be effective and binding on the parties hereto.

     IN WITNESS WHEREOF, this Agreement has been duly executed by each party hereto as of the date and year first above written.

                              TPSS ACQUISITION CORPORATION



     /s/Willaim Ciralsky      By   /s/ Richard D. Bailey
     -------------------           ----------------------
     William Ciralsky              Richard D. Bailey